CALIFORNIA RESOURCES CORPORATION

ENERGY FOR CALIFORNIA BY CALIFORNIANS



Emergence Presentation

October 27, 2020 | NYSE: CRC

Forward Looking / Cautionary Statements – Certain Terms

The information included herein contains forward-looking statements that involve risks and uncertainties that could materially affect our expected results of operations, liquidity, cash flows and business prospects. Such statements include those regarding our expectations as to our future:

- financial position, liquidity, cash flows and results of operations
- business prospects
- transactions and projects
- operating costs
- Value Creation Index (VCI) metrics, which are based on certain estimates including future production rates, costs and commodity prices
- operations and operational results including production, hedging and capital investment
- budgets and maintenance capital requirements
- reserves
- type curves
- expected synergies from acquisitions and joint ventures

Actual results may differ from anticipated results, sometimes materially, and reported results should not be considered an indication of future performance. While we believe assumptions or bases underlying our expectations are reasonable and make them in good faith, they almost always vary from actual results, sometimes materially. We also believe third-party statements we cite are accurate but have not independently verified them and do not warrant their accuracy or completeness. Factors (but not necessarily all the factors) that could cause results to differ include:

- our ability to execute our business plan post-emergence
- the volatility of oil, natural gas and NGL prices
- commodity price changes, including extended periods of low oil, natural gas or NGL prices
- impact of our recent emergence from bankruptcy on our business and relationships
- debt limitations on our financial flexibility
- insufficient cash flow to fund planned investments or changes to our capital plan
- insufficient capital or liquidity, including as a result of lender restrictions, unavailability of capital markets or inability to attract potential investors
- limitations on transportation or storage capacity and the need to shut-in wells
- inability to enter into desirable transactions, including acquisitions, asset sales and joint ventures
- our ability to utilize our net operating loss carryforwards to reduce our income tax obligations
- our ability to attract and retain key personnel
- limitations on the liquidity of our new common stock and volatility of its market price
- legislative or regulatory changes, including those related to drilling, completion, well stimulation, operation, maintenance or abandonment of wells or facilities, managing energy, water, land, greenhouse gases or other emissions, protection of health, safety and the environment, or transportation, marketing and sale of our products
- joint ventures and acquisitions and our ability to achieve expected synergies
- the recoverability of resources and unexpected geologic conditions
- incorrect estimates of reserves and related future cash flows and the inability to replace reserves
- changes in business strategy
- PSC effects on production and unit production costs
- effect of stock price on costs associated with incentive compensation
- insufficient capital or liquidity, including as a result of lender restrictions, the unavailability of capital markets or inability to attract potential investors
- effects of hedging transactions
- equipment, service or labor price inflation or unavailability
- availability or timing of, or conditions imposed on, permits and approvals
- lower-than-expected production, reserves or resources from development projects, joint ventures or acquisitions, or higher-than-expected decline rates
- disruptions due to accidents, mechanical failures, power outages, transportation or storage constraints, natural disasters, labor difficulties, cyber-attacks or other catastrophic events
- pandemics, epidemics, outbreaks or other public health events such as the coronavirus disease (COVID-19)
- factors discussed in Item 1A, Risk Factors in CRC's Annual Report on Form 10-K available at www.crc.com.

Words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "goal," "intend," "likely," "may," "might," "plan," "potential," "project," "seek," "should," "target, "will" or "would" and similar words that reflect the prospective nature of events or outcomes typically identify forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

See the Investor Relations page at www.crc.com for additional information about 3P reserves and other hydrocarbon resource quantities, PV-10 and standardized measure, finding and development (F&D) costs, recycle ratio calculations, reserve replacement ratios, VCI, debt-adjusted shares calculations, drilling locations and reconciliations of non-GAAP measures to the closest GAAP equivalent.

CRC – New Foundation

New Strong Balance Sheet → Flatter Organization with Leaner Structure → Sustainable Operations with Enduring Cost Reductions

> ***"Restructured CRC is well designed to withstand price cycles and continue delivering affordable, sustainable and reliable energy that is so essential to Californians."***
>
> *– Todd Stevens, President & CEO*

CRC'S SUSTAINABLE FOUNDATION IS EXPECTED TO DELIVER



Value Focus
- Consistent Shareholder Returns
- VCI Driven Projects
- Diversified & Broad Energy Portfolio



Sustainable Operational Excellence
- Record Safety Performance
- Consistent Focus on Controlling Costs
- Quality Portfolio Built on Technological Innovation



Strong Financial Fundamentals
- Solid Balance Sheet Metrics
- Disciplined Capital Allocation
- Margin Maximization to Deliver Free Cash Flow



ESG Leadership
- Culture Supports ESG Principles
- E&P Leading Sustainability Projects
- Foster and Emulate our Communities

ATTRACTIVE VALUATION METRICS ALONG WITH LOW LEVERAGE



Attractive Valuations
0.0x
0.5x
1.0x
1.5x
2.0x
2.5x
3.0x
3.5x
4.0x
4.5x
5.0x
2021e Net Debt / EBITDA
Net Debt/EBITDA Average: 2.6x
CRC
EV/EBITDA Average: 4.8x
7.5x
6.5x
5.5x
4.5x
3.5x
2.5x
2021e EV / EBITDA

Source: FactSet & Company Documents; Peers include COG, CPE, DEN, FANG, GPOR, MTDR, MUR, PDCE, PE, QEP, RRC, SWN, WLL, WPX and XEC. Consensus estimates as of 10/1/20. Note: CRC post exit net debt is $37 mm outstanding on RBL (not including $118 million drawn to cash collateralize certain LCs) + $300mm Ares Secured Notes + $200mm 2nd Lien Structure for total net debt of $537mm. Metrics reflect company estimates established in the most recent RSA found at https://dm.epiq11.com/case/californiaresources/documents. CRC estimates based on Brent strip pricing as of 7/23/20 of $45.81 per barrel for 2021 and NYMEX pricing of $2.69 per mcf for 2021. Free cash flow is calculated as operating cash flow less capex.

CALIFORNIA RESOURCES CORPORATION

Streamlined CRC + Strong Underlying Assets to Drive FCF Generation

New Strong Balance Sheet

Targeting 1x Leverage
Fixed charges of ~$52 MM

Flatter Organization with Leaner Structure

Cost Structure Revamped for Current Prices and Disciplined Capital Investment while Supporting ESG Initiatives to Deliver Value

Sustainable Operations with Enduring Cost Reductions

Annual G&A and OPEX Savings of ~$200MM

Low Corporate Decline Rate[1]



45%
40%
35%
30%
25%
20%
15%
10%
5%
Decline Rate[1] (%)
CRC

Low Liquids Maintenance Capital[1]



$30
$28
$26
$24
$22
$20
$18
$16
$14
$12
$10
Maintenance Capital ($/flowing barrel)
CRC

Source: Enervus, Company Documents, CRC

[1] 5-year decline rates; peers include: CLR, COG, CPE, DEN, EOG, FANG, HES, MRO, MUR, NBL, PDC, PE, QEP, RRC, SM, SWN, WLL, WPX and XEC.

CRC's Revamped Balance Sheet Reflects a Cross-Over Credit

Net Debt at Emergence

October 27, 2020

$537 Million



$ in Millions
$37*
$200
$300
EHP Secured Notes
2L Term Loan
Revolving Credit Facility

Simplified Balance Sheet with a target of 1x leverage

Ample liquidity with $540 million RBL on a $1.2 billion Borrowing Base

Sufficient interest coverage from operational cash flow and large and diverse asset base imply near investment grade credit

CALIFORNIA RESOURCES CORPORATION

* - Net of unrestricted cash of approximately $70 million and not including $118 million used to cash collateralize on an interim basis certain letters of credit.

CRC's New Board of Directors

       

		Mark A. McFarland *Chairman*	Douglas E. Brooks	Tiffany (TJ) Thom Cepak	James N. Chapman	Julio M. Quintana	William B. Roby	Brian Steck	Todd A. Stevens President & CEO *(Director Since 2014)*
Experience		GenOn, Luminant, Exelon and several BOD memberships	Energy XXI, Yates Petroleum, Aurora O&G, Forest Oil, Marathon Oil and several BOD memberships	Energy XXI, KLR Energy, EPL O&G, ExxonMobil and several BOD memberships	Skyworks Capital, Regiment Capital, Renco Group, Fieldstone, Bankers Trust and several BOD memberships	Tesco, Schlumberger, Unocal and several BOD memberships	Shepherd Energy, Sheridan Production, Occidental, Altura, Shell and a BOD membership	Mangrove Partners, Laurel Capital, Tisbury Capital, K Capital, UBS, Swiss Bank, O'Conner and several BOD memberships	CRC, Occidental and a BOD membership
Committee	Audit			★		•	•		
	Compensation				★		•	•	
	Nominating		•		•			★	

Committee Chair: ★

Note: The formation and composition of a Sustainability Committee and a vacant ninth director seat will be addressed by the Board following emergence.

CALIFORNIA RESOURCES CORPORATION

CRC is Dedicated to ESG Leadership

Environmental

CRC's 2030 **Sustainability Goals align with California's landmark goals** as a signatory of the Paris Climate Accord

CRC **methane emissions declined by ~63%** since 2013

CRC **continues to serve the State as a net water supplier** by extensively reusing, recycling and reclaiming produced water



Social

Safety performance continues to surpass Industry and National metrics as CRC received 24 National Safety Achievement Awards

Our Diversity & Gender metrics reflect our consistent focus on strengthening our organization

CRC provided **in excess of $9 million over the past 3 years to local communities, organizations and charitable foundations**



Governance

CRC's **new Board of experienced, independent Directors from diverse backgrounds** will build on CRC's exemplary ESG performance

CRC's 2020 **compensation metrics include specific ESG targets for safety, environmental stewardship, water conservation and sustainability project milestones**

CRC is constructively engaged **in California's development** of legislation, regulation and energy policy





WATER
RENEWABLES
2030
GOALS
METHANE
CARBON



2019 SUSTAINABILITY REPORT

Attained **CDP's highest 2019 climate disclosure ranking** among all U.S. oil and gas companies with an A-, tying for first with one other U.S.-based E&P

For additional information please refer to CRC's Sustainability Report which references both Sustainability Accounting Standards Board (SASB) and Global Reporting Initiative (GRI) standards at crc.com/sustainability.

California's Leading Energy Producer with an Integrated Business Model



Sacramento Basin
3,000 BOE per day[1]
San Joaquin Basin
79,000 BOE per day[1]
Ventura Basin
3,000 BOE per day[1]
Los Angeles Basin
27,000 BOE per day[1]

Reserves: 632 MBOE[3]
Proved Developed Reserves: 477 MBOE[3]

Largest Oil & Gas Producer in the State[2]

- **Largest privately-held mineral acreage position in CA**
- Predominantly owned and operated asset base allows for significant control
- **Decades of development opportunities remain with ~70% of acreage undeveloped**
- Asset diversity provides high-return development projects through price cycles
- **Lowest base decline rate and top price realizations** leading the industry

Integrated Midstream, Power and Water Infrastructure

- **Largest Natural Gas Processing System in CA**
- **Elk Hills Power Plant is one of the largest natural gas power plants in California**
- Water and Steam Infrastructure helps reduce OPEX costs
- Gathering Systems provide access to multiple outlets which helps improve pricing
- Oil and NGL Storage helps avoid field shutdowns

Portfolio of Sustainable & Renewable Projects

- **Industry leading Carbon Capture and Sequestration Project at Elk Hills Power Plant**
- **Solar** – CRC has Power Purchase Agreements for ~40 MW behind-the-meter solar and 2-MW carport solar in development

CALIFORNIA RESOURCES CORPORATION

[1] CRC net production based on Avg. 2Q20. [2] Based on gross production as of YE19. [3] Based on 7/31/20 strip pricing with Brent prices for 2020, 2021, 2022, 2023 and 2024 of $44.17, $45.81, $47.83, $49.52, $50.86 per barrel, respectively, and NYMEX prices for 2020, 2021, 2022, 2023 and 2024 of $2.03, $2.69, $2.53, $2.47 and $2.52 per MMBTU, respectively.

CRC Supplies Essential California Energy

ECONOMY

- World's 5th largest economy and biggest contributor to domestic GDP is the second-largest energy consuming state and consumes ~2% of the world's daily crude oil production
- In-state production provides critical state, county and city revenues
- Energy inequality reflected in highest poverty rate in wealthiest state

ENERGY

- The State is an energy island importing ~70% of its crude consumption, ~90% of its natural gas and ~30% of its electricity needs
- California accounted for ~11% of total US gasoline consumption and ~19% of total US jet fuel consumption[1]
- In-state produced energy helps California combat climate related challenges, mitigate global and local supply disruptions and provide base load power

ENVIRONMENT

- In-state produced energy meets the most stringent environmental regulations in the world
- Imported energy does not apply California's safety, labor, human rights and environmental standards
- Industry leading CCS Project and renewable expansions will help California achieve its Carbon Neutrality Goals as a signatory to the Paris Accord

CALIFORNIA IS THE LARGEST U.S. GDP CONTRIBUTOR



14.8%
7.8%
4.0%
5.1%
9.2%

Note: 5 largest contributors to domestic GDP Source: BEA, Data from 4Q19

CALIFORNIA IS DEPENDENT ON ENERGY IMPORTS



2,000
1,500
1,000
500
0
mbo/d
~70% Imported Energy
California's Production
Total Consumption
1983
1986
1989
1992
1995
1998
2001
2004
2007
2010
2013
2016
2019

Source: CalGEM

Source: EIA, CalGEM, energy.ca.gov

[1]Data reflects 2018, which is the most recently available data.

CRC's Stable Foundation Supports Sustainable Value Growth


We Are California
California Resources Corporation

- **Portfolio of world-class assets investable throughout the commodity cycle**
- **Disciplined capital allocation in a robust inventory of conventional low-decline projects to deliver FCF**
- **Integrated and complementary infrastructure**
- **ESG Focus with Stable and Sustainable Foundation**

APPENDIX



CRC's Refreshed and Simplified Capital Structure

Net Debt at Emergence

October 27, 2020

$537 Million



$ in Millions
$37*
$200
$300
EHP Secured Notes
2L Term Loan
Revolving Credit Facility

$540 Million RBL Facility	• $1.2 Billion Borrowing Base • Semi-annual redetermination starting in April, 2021 • Cash interest of L+3.0% - L+4.0% based on utilization with 1.0% LIBOR floor • Term: 3.5 years • Covenants: ▪ Leverage Ratio: Less than or equal to 3.0x ▪ Current Ratio: Greater than or equal to 1.00x
$200 Million 2nd Lien Term Loan due 2025	• Cash interest of L+9.0% or PIK interest of L+10.50% for two years then L+9.0% with 1.0% LIBOR floor
Elk Hills Power $300 Million Secured Notes due 2027	• Cash interest rate of 6.0% in years 1 – 4; 7.0% in year 5; 8.0% thereafter
Equity	• 83.3 million shares issued • Tier 1 & 2 Warrants to acquire up to 2% & 3% of CRC Common Stock, respectively, at a "strike price" to be calculated using a $3 billion aggregate equity value

* - Net of unrestricted cash of approximately $70 million and not including $118 million used to cash collateralize on an interim basis certain letters of credit.

CRC Has Peer-Leading Debt Metrics

TOTAL DEBT / 2021E EBITDA


6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
0.9x 1.0x 1.0x 1.2x 2.0x 2.1x 2.4x 2.4x 2.7x 2.8x 2.9x 3.5x 3.8x 4.0x 4.0x 4.1x 4.8x
CRC

NET DEBT / ENTERPRISE VALUE


120%
100%
80%
60%
40%
20%
0%
14% 23% 25% 38% 44% 45% 50% 52% 59% 61% 65% 66% 70% 90% 93% 94% 96%
CRC

2021-2022E AGGREGATE FCF / TOTAL DEBT


120%
100%
80%
60%
40%
20%
0%
(20%)
107% 99% 79% 64% 32% 29% 26% 22% 16% 14% 10% 9% 8% 6% 2% (1%) (4%)
CRC

PV-10 / TOTAL DEBT


14.0x
12.0x
10.0x
8.0x
6.0x
4.0x
2.0x
0.0x
12.8x 10.2x 8.8x 6.0x 2.4x 2.3x 2.2x 2.1x 2.0x 1.8x 1.8x 1.6x 1.6x 1.4x 1.4x 1.3x 0.9x
CRC

Source: FactSet, Company Documents; Peers include COG, CPE, DEN, FANG, GPOR, MTDR, MUR, PDCE, PE, QEP, RRC, SM, SWN, WLL, WPX and XEC; Peer estimates based on FactSet consensus as of 10/6/20. FCF calculated as Net Operating CF less CAPEX. PV-10 estimates are as of 12/31/19 and based on SEC19 prices of $63.15 per barrel Brent / $2.58 per MMBTU NYMEX. See the Investor Relations page at www.crc.com for details on how PV-10 is calculated.

Note: CRC post exit net debt is $37 mm outstanding on RBL (not including $118 million drawn to cash collateralize certain LCs) + $300mm Ares Secured Notes + $200mm 2nd Lien Structure for total net debt of $537mm. Metrics reflect company estimates established in the most recent RSA found at https://dm.epiq11.com/case/californiaresources/documents. CRC estimates based on Brent strip pricing as of 7/23/20 of $45.81 and $47.83 per barrel for 2021 and 2022, respectively, and NYMEX pricing of $2.69 and $2.53 per mcf for 2021 and 2022, respectively.

CRC's Realigned Management Team



Todd Stevens
President and Chief Executive Officer



Michael Preston
Senior Executive Vice President, Chief Administrative Officer and General Counsel



Francisco Leon
Executive Vice President and Chief Financial Officer

Shawn Kerns
Executive Vice President, Operations and Engineering



Charlie Weiss
Executive Vice President, Public Affairs



Darren Williams
Executive Vice President, Exploration and Development



"CRC's management team has superior experience operating in California and is well positioned to adapt to virtually any commodity environment, operational challenge or regulatory development. As a team, we have an intense focus on maintaining fiscal discipline, aligning our strategy, values and goals, and maximizing value no matter the commodity price."

– Todd Stevens, President and CEO

Reserves Summary: SEC 2019 and Strip Pricing

SEC YE 2019 Reserves	Oil (MMBbl)	NGLs (MMBbl)	Natural Gas (Bcf)	Total (MMBoe)
Proved developed reserves:	357	45	543	493
Proved undeveloped reserves:	126	7	111	151
Total proved reserves:	483	52	654	644
PV-10 ($MM)				**$6,849**

Business Plan Reserves - 7/31/2020 Strip	Oil (MMBbl)	NGLs (MMBbl)	Natural Gas (Bcf)	Total (MMBoe)
Proved developed reserves:	355	41	489	477
Proved undeveloped reserves:	114	12	174	155
Total proved reserves:	469	53	663	632
PV-10 ($MM)				**$4,725**

Volumes by Hydrocarbon


Gas
17%
NGL
8%
Oil
75%

MMBoe by Reserve Class


Undeveloped
23%
Developed
77%

Volumes by Hydrocarbon


Gas
18%
NGL
8%
Oil
74%

MMBoe by Reserve Class


Undeveloped
25%
Developed
75%

Notes: Business plan reserves contemplate a 12/1/2020 effective date. For our 2019 reserves estimates, the average benchmark Brent oil price was $63.15 per barrel and the average NYMEX gas price was $2.58 per MMBTU. The average realized prices used for our 2019 reserves were $63.50 per barrel for oil, $30.91 per barrel for NGLs and $2.88 per mcf for natural gas. Our 7/31/20 reserve estimates are based on 7/31/20 Strip pricing with Brent prices for 2020, 2021, 2022, 2023 and 2024 of $44.17, $45.81, $47.83, $49.52, $50.86 per barrel, respectively, and NYMEX prices for 2020, 2021, 2022, 2023 and 2024 of $2.03, $2.69, $2.53, $2.47 and $2.52 per MMBTU, respectively.

Hedging Program Supports Cash Flows

Strategy

CRC will hedge 75% of oil PDP volumes for years 1 & 2

Allocation

- 12.5% of total anticipated crude production hedges required to be swaps at strip pricing
- 37.5% of total anticipated crude production hedges must provide an effective floor price of no less than the lesser of (i) $40 Brent and (ii) ICE Brent strip
- 25% of total anticipated crude production hedges may take any form of hedge

Execution

All the required hedges with respect to production through June 30, 2022 to be made within 30 days of the Closing Date, and the remainder within 45 days of the Closing Date with respect to all other production described above

CURRENT HEDGE PROTECTION

		4Q20	1Q21	2Q21	July 2021
Sold Calls	Barrels per Day	4,800	4,500	4,500	4,200
	Weighted Average Price per Barrel	$48.05	$48.05	$48.05	$48.05
Purchased Puts	Barrels per Day	18,600	18,000	9,000	8,400
	Weighted Average Price per Barrel	$44.84	$45.00	$40.00	$40.00
Sold Puts	Barrels per Day	13,800	13,500	4,500	4,200
	Weighted Average Price per Barrel	$36.52	$36.67	$30.00	$30.00
Swaps	Barrels per Day	6,400	6,000	6,000	5,600
	Weighted Average Price per Barrel	$44.75	$44.75	$44.75	$44.75
Percentage Hedged Against 2Q20 Net Oil Production		**36%**	**34%**	**21%**	**20%**

Note: As of September 30, 2020, the BSP JV entered into crude oil derivatives that are included in our consolidated results but not in the above table.

Contact Us

Investor Relations

Scott Espenshade
SVP, Investor Relations
P: 818-661-6010
E: CRC_IR@CRC.com

